SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 29, 2006

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada (States or Other Jurisdiction of Incorporation)	0-11550 (Commission file Number)	36-3207413 (IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ (Address of Principal Executive Offices)	08830 (Zip Code)

Registrants’ telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

            On September 29, 2006, Pharmos Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of March 14, 2006, and amended as of August 31, 2006 (the “Merger Agreement”) with Vela Pharmaceuticals Inc., a Delaware corporation (“Vela”), and Vela Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company. The Amendment extends the outside closing date for the merger to November 17, 2006 and adds a second subsidiary of the Company, Vela Acquisition No.2 Corporation, as a signatory to the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibits

2.1	Amendment No.2 to Agreement and Plan of Merger by and among Pharmos Corporation, Vela Acquisition Corporation, Vela Acquisition No.2 Corporation and Vela Pharmaceuticals Inc. dated September 29, 2006.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of October, 2006.

PHARMOS CORPORATION By: /s/ James A. Meer Name: James A. Meer Title: Senior Vice President and Chief Financial Officer
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